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                                   BYLAWS OF
                                 CIVIC BANCORP

                                  ARTICLE ONE
                                    OFFICES
                                    -------

        SECTION 1.01.  PRINCIPAL OFFICES.  The Board of Directors shall fix the
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location of the principal office for the transaction of the business of the corporation at any location within or outside the State of California.

        SECTION 1.02.  OTHER OFFICES.  The Board of Directors may at any time
                       --------------
establish branch or subordinate offices at any place or places specified by the Board of Directors.

                                  ARTICLE TWO
                           MEETINGS OF SHAREHOLDERS
                           ------------------------

        SECTION 2.01. PLACE OF MEETINGS. Meetings of shareholders shall be held
                      ------------------
at any place within or outside the State of California designated by the Board of Directors. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the corporation.

        SECTION 2.02.  ANNUAL MEETING.  The annual meeting of shareholders shall
                       ---------------
be held on the first Thursday in May of each year at 4:00 p.m. If this date falls on a legal holiday, the meeting shall be held at the same time and place on the next succeeding full business day. At each annual meeting Directors shall be elected, and any other proper business may be transacted.

        SECTION 2.03. SPECIAL MEETING. A special meeting of the shareholders
                      ----------------
may be called at any time by the Board of Directors, or by the Chairman of the Board, or by the President, or by one or more shareholders holding shares in the aggregate entitled to cast not less than 10% of the votes at that meeting.

        If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president, or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the shareholders entitled to vote, in accordance with the provisions of Sections 2.04 and 2.05 of Article Two, that a meeting will be held at the time requested by the person or
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persons calling the meeting; provided, however, that the meeting must be scheduled during normal business hours on a regular business day. The date of the meeting shall be not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty
(20) days after receipt of the request, the person or persons requesting the meeting may give the notice.

        SECTION 2.04.  NOTICE OF SHAREHOLDERS' MEETINGS.  All notices of
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meetings of shareholders shall be sent or otherwise given in accordance with
Section 2.05 of this Article Two not less than ten (10) days (or, if sent by third-class mail, thirty (30) days) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and in the case of the annual meeting, those matters which the Board of Directors, at the time of giving the notice, intends to present for action by the shareholders. Notice of a special meeting shall specify the general nature of the business to be transacted, and no other business may be transacted at such meeting. The notice of any meeting at which Directors are to be elected shall include the name of any nominee or nominees whom, at the time of the notice, management intends to present for election.

        If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a Director has a direct or indirect financial interest, pursuant to section 310 of the Corporations Code of California, (ii) an amendment of the Articles of Incorporation, pursuant to section 902 of that Code, (iii) a reorganization of the corporation, pursuant to section 1201 of that Code, (iv) a voluntary dissolution of the corporation, pursuant to section 1900 of that Code, or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares pursuant to section 2007 of that Code, the notice shall also state the general nature of that Proposal.

        SECTION 2.05.  MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.  Notice of
                       ---------------------------------------------
any meeting of shareholders shall be given either personally or by first-class mail, or, if the corporation has outstanding shares held of record by five hundred (500) or more persons (determined in accordance with Section 605 of the California General Corporation Law) on the record date for the meeting by third-class mail, or by other means of written communication, charges prepaid, addressed to the shareholder at the address of that shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent to that shareholder by mail or other means of written communication to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication.

        If any notice addressed to a shareholder at the address of that shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if these shall be available to the shareholder on written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice.

        A declaration or affidavit of the mailing or other means of giving any notice of any shareholder's meeting shall be executed by the secretary, assistant secretary, or any transfer agent of

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the corporation giving the notice, shall be filed and maintained in the minute book of the corporation, and shall be prima facie evidence of the giving of the
notice.                               ----- -----

        SECTION 2.06.  QUORUM.  The presence in person or by proxy of the
                       -------
holders of a majority of the shares entitled to vote at any meeting of shareholders shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, provided that any action taken (other than adjournment) must be approved by at least a majority of the shares required to constitute a quorum.

        SECTION 2.07.  ADJOURNED MEETING; NOTICE.  Any shareholders' meeting,
                       --------------------------
annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at that meeting, except as provided in Section 2.06 of this Article Two.

        When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than forty-five (45) days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 2.04 and 2.05. At any adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

        SECTION 2.08.  VOTING.  The shareholders entitled to vote at any meeting
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of shareholders shall be determined in accordance with the provisions of Section
2.11 of Article II, subject to the provisions of Sections 702 to 704 of the Corporations Code of California (relating to voting shares held by a fiduciary, in the name of a corporation, or in joint ownership). The shareholders' vote may be by voice vote or by ballot; provided, however, that any election for directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than elections of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares that the shareholder is entitled to vote. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter (other than the election of directors) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by California General Corporation Law or by the Articles of Incorporation.

        At a shareholders' meeting at which directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) unless the candidates' names have been placed in nomination prior to commencement of the voting and a shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the

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number of votes to which that shareholder's shares are normally entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected. shall be elected.

        SECTION 2.09.  WAIVER OF NOTICE OR CONSENT BY ABSENT SHAREHOLDERS.  No
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defect in the calling or noticing of a shareholders' meeting will affect the validity of any action at the meeting if a quorum was present, and if each shareholder not present in person or by proxy signs, before or after the meeting, a written (i) waiver of notice; (ii) consent to the holding of the meeting; or (iii) approval of the minutes, and such waivers, consents, or approvals are filed with the corporate records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of and presence at such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting
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is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by these bylaws or by the California General Corporation Law to be included in the notice if such objection is expressly made at the meeting. If any action is taken or proposed to be taken for approval of any of those matters specified in paragraph two of Section 2.04 of Article Two, then the waiver or consent must state the general nature of the proposal. Otherwise, the waiver or consent need not specify the purpose of the meeting.

        SECTION 2.10.  SHAREHOLDER ACTION WITHOUT A MEETING.  Any action which
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may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. In the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, however, that a Director may be elected at any time to fill a vacancy on the Board of Directors (other than a vacancy created by removal) that has not been filled by the directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder's proxy holder, or a transferee of the shares of a personal representative of the shareholder or their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation before written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

        If the consents of all shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such shareholders shall not have been received, the secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting. This notice shall be given in the manner specified in Section 2.05 hereof. In the case of approval of (a) contracts or transactions in which a Director has a direct or indirect financial interest, pursuant to Section 310 of the California General Corporation Law, (b) indemnification of agents of the corporation, pursuant to Section 317 of that law, (c) a reorganization of the corporation, pursuant to Section 1201 of that law, and (d) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of that law, the notice shall be given at least ten
(10) days before the consummation of any action authorized by that approval.

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        SECTION 2.11.  RECORD DATE FOR SHAREHOLDER NOTICE, VOTING, AND GIVING
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CONSENTS.  For purposes of determining the shareholders entitled to notice of
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any meeting, to vote, to give consent to corporate action without a meeting, to receive any report, or to receive any dividend or other distribution, or with respect to any allotment of rights, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten
(10) days before the date of any such meeting nor more than sixty (60) days before any other action, and in this event only shareholders of record on the date so fixed are entitled to notice and to vote or to give consents, to receive any report, to receive the dividend, distribution or allotment of rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the California General Corporation Law.

        If the board of directors does not so fix a record date:

        (a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

        (b) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting shall be the day on which the first written consent is given.

        SECTION 2.12.  PROXIES.  Every person entitled to vote for directors or
                       --------
on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A validly executed proxy which has not been revoked shall continue in full force and effect unless (a) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked, or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy; or (b) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise provided in the proxy. Revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 705(e) and 705(f) of the California General Corporation Law.

        SECTION 2.13.  INSPECTORS OF ELECTIONS.  Before any meeting of
                       ------------------------
shareholders, the Board of Directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one (1) or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three
(3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting shall appoint a person to fill that vacancy.

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        The duties of such inspectors shall be as prescribed in Section 707 of the General Corporation Law of California and shall include:

        (a) Determine the numbers of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity. and effect of Proxies:

        (b)  Receive votes, ballots, or consents;

        (c) Hear and determine all challenges and questions in any way arising evidence of the facts stated therein.in connection with the right to vote:

        (d)  Count and tabulate all votes or consents;

        (e)  Determine when the polls shall close;

        (f)  Determine the result, and

        (g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

        If there are (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors is prima
facie evidence of the facts stated therein.                             -----
-----


                                 ARTICLE THREE
                                   DIRECTORS
                                   ---------

        SECTION 3.01.  POWERS.  Subject to the provisions of the California
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General Corporation Law and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the shareholders, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

        SECTION 3.02.  ENUMERATION OF DIRECTORS' POWERS.  Without prejudice to
                       ---------------------------------
these general powers, and subject to the same limitations imposed by Section 3.01, the directors shall have the power to:

        (a) Select and remove all officers, agents, and employees of the corporation; prescribe any powers and duties for them that are consistent with law, with the articles of incorporation, and with these bylaws; fix their compensation; and require from them security for faithful service.

        (b) Change the principal executive office or the principal business office from one location to another; cause the corporation to be qualified to do business in any state, territory, dependency, or country and conduct business within or without the State of California; and designate any place within or without the State of California for the holding of any shareholders' meeting, or meetings, including annual meetings.

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        (c)  Adopt, make, and use a corporate seal; prescribe the forms of certificates of stock; and alter the form of the seal and certificates.

        (d) Authorize the issuance of shares of stock of the corporation on any lawful terms, in consideration of money paid, labor done, services actually rendered, debts or securities cancelled, or tangible or intangible property actually received.

        (e) Borrow money and incur indebtedness on behalf of the corporation, and cause to be executed and delivered for the corporation's purposes, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, and other evidences of debt and securities.

        SECTION 3.03.  NUMBER AND QUALIFICATION OF DIRECTORS.  The authorized
                       --------------------------------------
number of directors of the corporation shall be not less than eleven (11) nor more than twenty (20). The exact number of directors shall be fixed from time to time, within the limits specified in this subsection, by a bylaw or amendment thereof or by a resolution duly adopted by a vote of the majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote, or by the Board of Directors.

        The maximum or minimum number of directors may be changed, or a definite number fixed without provision for an indefinite number, by a duly adopted amendment to the Articles of Incorporation or by an amendment to this Bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the minimum number of directors to less than five cannot be adopted if the votes cast against its adoption at a meeting by the shareholders, or the shares not consenting in the case of action by written consent, are equal to more than 16-2/3 percent of the outstanding shares entitled to vote. No amendment may change the stated maximum number of authorized directors to a number greater than two times the stated minimum number of directors minus one.

        SECTION 3.04.  ELECTION AND TERM OF OFFICE.  Directors shall be elected
                       ----------------------------
at each annual meeting of shareholders but, if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose. All directors shall hold office until the next annual meeting of the shareholders and until his successor is elected and qualified subject to the General Corporation Law of California and the provisions of these bylaws with respect to vacancies on the Board.

        SECTION 3.05.  VACANCIES.  Vacancies in the Board of Directors may be
                       ----------
filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, except that a vacancy created by the removal of a director by the vote or written consent of the shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of holders of a majority of the outstanding shares entitled to vote. Each director so elected shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified.

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        A vacancy or vacancies in the Board of Directors shall be deemed to exist in the event of the death, resignation, or removal of any director, or if the Board of Directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors is increased, or if the shareholders fail, at any meeting of the shareholders at which any director or directors are elected, to elect the number of directors to be voted for at that meeting.

        Any or all of the directors may be removed without cause if such removal is approved by a majority of the outstanding shares entitled to vote; provided, however, that no director may be removed (unless the entire Board of Directors is removed) whenever the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election, at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of his most recent election were then being elected.

        The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

        Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary, or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

        No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

        SECTION 3.06.  PLACE OF MEETINGS AND MEETINGS BY TELEPHONE.  Regular
                       --------------------------------------------
meetings of the Board of Directors may be held at any place within or outside the State of California that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or outside the State of California that has been designated in the notice of the meeting, or if not stated in the notice or there is no notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, and all directors participating in the meeting shall be deemed to be present in person at the meeting so long as they can hear one another.

        SECTION 3.07.  ANNUAL MEETING.  Immediately following each annual
                       ---------------
meeting of shareholders, the Board of Directors shall hold a regular meeting for the purpose of organization, any desired election of officers, and the transaction of other business. Notice of this meeting shall not be required.

        SECTION 3.08.  OTHER REGULAR MEETINGS.  Other regular meetings of the
                       -----------------------
Board of Directors shall be held without call at such time as shall from time to time be fixed by the Board of Directors. Such regular meetings may be held without notice.

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        SECTION 3.09.  SPECIAL MEETINGS.  Special meetings of the Board of
                       -----------------
Directors for any purpose or purposes may be called at any time by the Chairman of the Board or the president or any vice president or the secretary.

        Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. In case the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. In case the notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. Any notice shall state the date, Place and time of the meeting.

        SECTION 3.10.  QUORUM.  A majority of the authorized number of directors
                       -------
shall constitute a quorum for the transaction of business except to adjourn as provided in Section 3.12. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number, or the same number after disqualifying one or more directors from voting, is required by law, by the articles of incorporation, or by these bylaws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

        SECTION 3.11.  WAIVER OF NOTICE.  The transactions of any meeting of the
                       -----------------
Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written (i) waiver of notice; (ii) consent to holding the meeting; or (iii) approval of the minutes. The waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting before or at its commencement, the lack of notice to that director.

        SECTION 3.12.  ADJOURNMENT.  A majority of the directors present,
                       ------------
whether or not constituting a quorum, may adjourn any meeting to another time and place.

        SECTION 3.13.  NOTICE OF ADJOURNMENT.  Notice of the time and place of
                       ----------------------
holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of the time and place shall be given before the time of the adjourned meeting, in the manner specified in Section 3.09 to the directors who were not present at the time of adjournment.

        SECTION 3.14.  ACTION WITHOUT MEETING.  Any action required or permitted
                       -----------------------
to be taken by the Board of Directors may be taken without a meeting, if all members of the Board individually or collectively consent in writing to that action. Such action by written consent shall

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have the same force and effect as a unanimous vote of the Board of Directors.
Such written consent or consents shall be filed with the minutes of the proceedings of the board.

        SECTION 3.15.  FEES AND COMPENSATION OF DIRECTORS.  Directors and
                       -----------------------------------
members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the Board of Directors. This Section 3.15 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise, and receiving compensation for those services.

        SECTION 3.16.  PRESIDING AT MEETINGS.  The chairman of the board, or in
                       ----------------------
his absence, any director selected by the directors present, shall preside at meetings of the Board of Directors. The secretary of the corporation, or in his absence, any person appointed by the presiding officer, shall act as secretary of the Board of Directors.

        SECTION 3.17.  APPOINTMENT OF EXECUTIVE AND OTHER COMMITTEES.  The Board
                       ----------------------------------------------
of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Unless the Board of Directors shall otherwise prescribe the manner of proceeding of any such committee, meetings of such committee may be regularly scheduled in advance and may be called at any time by two members thereof; otherwise, the provisions of these bylaws with respect to notice and conduct of meetings of the Board shall govern. Any such committee, to the extent provided in the resolution of the Board of Directors or in these Bylaws, shall have all the authority of the Board of Directors, except with respect to:

        (a) The approval of any action for which the California General Corporation Law also requires shareholders' approval or approval of the outstanding shares.

        (b) The filling of vacancies of the Board of Directors or in any committee.

        (c) The fixing of compensation of the directors for serving on the Board of Directors or on any committee.

        (d) The amendment or repeal of these Bylaws or the adoption of new bylaws.

        (e) The amendment or repeal of any resolution of the Board of Directors which by its express terms is not so amendable or repealable.

        (f) A distribution to the shareholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the Board of Directors.

        (g) The appointment of other committees of the Board of Directors or the members thereof.

The provisions of Section 3.06 and Sections 3.08 through 3.14 of this Article III apply also to committees of the Board of Directors and action by such committees, mutatis mutandis (with the necessary changes having been made in the
            ----------------
language thereof).

        SECTION 3.18.  TRANSACTIONS BETWEEN THE CORPORATION AND ITS DIRECTORS.
                       -------------------------------------------------------

        (A) CORPORATION AND DIRECTORS.  No contract or other transaction between
            --------------------------
the Corporation and one or more of its directors, or between the Corporation and any corporation, firm or association in which one or more of its directors has a material financial interest (a common directorship shall not constitute a material financial interest), is either void or voidable because such director or directors or such other corporation, firm or association are parties or because such director or directors are present at the meeting of the Board or a committee thereof which authorizes, approves or ratifies the contract or transaction, if

                (1) the material facts as to the transaction and as to such director's interest are fully disclosed or known to the shareholders, and such contract or transaction is approved in good faith by the affirmative vote of a majority of the shares entitled to vote, represented at a duly held meeting at which a quorum is present or by the written consent of shareholders, with the shares owned by the interested director or directors not being entitled to vote thereon;

                (2) the material facts as to the transaction and as to such director's interest are fully disclosed or known to the Board or committee, and the Board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient without counting the vote of the interested director or directors, and the contract or transaction is just and reasonable as to the Corporation at the time it is authorized, approved or ratified; or

                (3) as to contracts or transactions not approved as provided in paragraph (a) or (b) of this subdivision, the person asserting the validity of the contract or transaction sustains the burden of proving that the contract or transaction was just and reasonable as to the Corporation at the time it was authorized, approved or ratified.

        (B) CORPORATIONS HAVING INTERRELATED DIRECTORS.  (b) No contract or
            -------------------------------------------
other transaction between the Corporation and any corporation or association of which one or more of its directors are directors is either void or voidable because such director or directors are present at the meeting of the Board or a committee thereof which authorizes, approves or ratifies the contract or transaction. if

                (1) the material facts as to the transaction and as to such director's other directorship are fully disclosed or known to the Board or committee, and the Board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient without counting the vote of the common director or directors, or the contract or transaction is approved by the shareholders in good faith, or

                (2) evidence of the facts stated therein to contracts or other transactions not approved as provided in paragraph (1) of this subdivision, the contract or transaction is just and reasonable as to the Corporation at the time it is authorized, approved or ratified.

        This subsection (b) does not apply to contracts or transactions covered by subsection (a).

        (C) INTERESTED DIRECTORS.  Interested or common directors may be counted
            ---------------------
in determining the presence of a quorum at a meeting of the Board or a committee thereof which authorizes, approves or ratifies a contract or transaction.

        (D) LOANS AND EXTENSIONS OF CREDIT.  For purposes of this Section 3.18,
            -------------------------------
the term "transaction" does not include loans or extensions of credit in the ordinary course of business.

        SECTION 3.19.  NOMINATIONS FOR ELECTION OF DIRECTORS.  Nominations for
                       --------------------------------------
election of members of the Board of Directors may be made by the Board of Directors (or the nominating committee of the Board of Directors) or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of Directors. Notice of Intention to make any nominations (other than by the Board of Directors or its nominating committee) must be made in writing and be delivered or mailed to the President of the corporation by the later of the close of business: (i) 90 days prior to any meeting of shareholders at which Directors will be elected or (ii) in case of an annual meeting of shareholders, not later than 90 days before the anniversary of the previous year's annual meeting. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address (or business address, if the notifying shareholder is not a natural person) of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the numbers of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee and by the notifying shareholder and the identities and locations of any such institutions; (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt; and (h) a statement regarding the nominee's compliance with Article Three, Section 3.20 of these Bylaws. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to such nomination from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the Chairman of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a Director between the last day for giving notice in accordance with this paragraph and the date of election of Directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee. A copy of Article Three,
Section 3.19 of these Bylaws will be provided to any shareholder upon receipt of a written request therefore, addressed to the President of the corporation.

        SECTION 3.20.  QUALIFICATIONS OF DIRECTORS.  No person shall be a member
                       ----------------------------
of the Board of Directors (a) who is a director, officer, employee, agent, nominee, attorney or other representative for any other financial institution, lender or bank holding company, or affiliate or subsidiary thereof, engaged in business or that proposes to engage in business, directly or through any parent company, subsidiary or affiliate, in California or Nevada, or (b) who has, or has been or is the nominee of anyone who has, any contract, arrangement or understanding with any other financial institution, lender or bank holding company, or affiliate or subsidiary thereof, engaged in business or that proposes to engage in business, directly or through any parent company, subsidiary or affiliate, in California or Nevada, or with any officer, director, employee, agent, nominee, attorney or other representative thereof, pursuant to which he or she will disclose or in any way utilize information obtained as a director for purposes other than for the benefit of this corporation or that he or she will, directly or indirectly, attempt to effect or encourage any action of this corporation for the benefit of any person or entity other than this corporation, or (c) who has not owned at least $1,000 fair market value of the corporation's Common Stock for at least 90 days prior to the date of his or her election as a director.

        Subparagraph (c) shall not apply to an individual hired by the corporation's Board of Directors to be President and Chief Executive Officer of this corporation until such time as that individual has been employed by the corporation for a period of two years.

        The Board of Directors of this corporation or a committee thereof, shall make the determination whether any person who seeks to become a director complies with the provisions of this Section 3.20.

                                 ARTICLE FOUR
                                   OFFICERS
                                   --------

        SECTION 4.01.  OFFICERS.  The officers of the corporation shall be a
                       ---------
chairman of the board, chief executive officer, president, chief administrative officer, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the Board of Directors one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section
4.03. Any number of offices may be held by the same person.

        SECTION 4.02.  ELECTION OF OFFICERS.  The officers of the corporation,
                       ---------------------
except such officers as may be appointed in accordance with the provisions of
Section 4.03 or Section 4.05, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment.

        SECTION 4.03.  SUBORDINATE OFFICERS. The Board of Directors may appoint,
                       ---------------------
and may empower the chief executive officer to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority to perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

        SECTION 4.04.  REMOVAL AND RESIGNATION OF OFFICERS.  Subject to the
                       ------------------------------------
rights, if any, of an officer under any contract of employment, any officer may be removed, with or without cause, by the Board of Directors, regular or special meeting of the Board, or except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

        Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Acceptance of any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

        SECTION 4.05.  VACANCIES IN OFFICES.  A vacancy in any office because of
                       ---------------------
death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.

        SECTION 4.06.  CHAIRMAN OF THE BOARD.  The chairman of the board shall
                       ----------------------
preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board of Directors or prescribed by the Bylaws. The chairman of the board shall be the chief executive officer of the corporation, and shall have the powers and duties prescribed in Section 4.07 of this Article IV.

        SECTION 4.07.  CHIEF EXECUTIVE OFFICER.  The chairman of the board shall
                       ------------------------
be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, be responsible for the general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the shareholders and shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation, including the power to enter into and bind the corporation on any and all contracts in the normal course of business and including the power to select and remove all employees, other than officers, of the corporation, to prescribe any duties and power for them that are consistent with law, to fix their compensation, and to require from them security for faithful service. The chief executive officer shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

        SECTION 4.08.  PRESIDENT.  The president shall be the Chief
                       ----------
Administrative Officer of the corporation and shall have the powers and duties usually vested in the Chief Administrative Officer of a bank, including supervision of the general operations of the corporation. The president may have such further powers and duties as may be prescribed by the Board of Directors, the chairman of the board, or as provided in the Bylaws, and shall act on behalf of the corporation in the absence or disability of the Chief Executive Officer, with all the powers, and subject to all the restrictions upon the Chief Executive Officer.

        SECTION 4.09.  VICE PRESIDENTS.  In the absence or disability of the
                       ----------------
chief executive officer and the chief administrative officer, the vice presidents in order of their rank as fixed by the Board of Directors or, if not ranked, a vice president designated by the Board of Directors, shall perform all the duties of the chief executive officer and the chief administrative officer and when so acting shall have all the powers of, and be subject to all the restrictions upon, the chief executive officer and the chief administrative officer. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the Bylaws, and the president, or the chairman of the board.

        SECTION 4.10.  SECRETARY.  The secretary shall keep or cause to be kept
                       ----------
at the principal executive office or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and shareholders, with the time and place of holding, whether regular or special, and if special, how authorized, the notice given, the names of those present at directors' meetings or committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings.

        The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

        The secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors required by these Bylaws or by law to be given, and he shall keep the seal of the corporation if one be adopted, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

        SECTION 4.11.  CHIEF FINANCIAL OFFICER.  The chief financial officer,
                       ------------------------
who may be designated the treasurer, shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

        The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the chief executive officer and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

                                 ARTICLE FIVE
      INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS
      ------------------------------------------------------------------

        SECTION 5.01.  INDEMNIFICATION.
                       ----------------

        (a) For the purposes of this section, "agent" means any person who is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation; proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation attorneys' fees and any expenses of establishing a right to indemnification under subdivision (d) or subdivision
(e)(3) of this section.

        (b) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that such person is or was an agent of the corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the-conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall
                                         ---- ----------
not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.

        (c) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the corporation and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under this subdivision (c):

                (1) In respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation in the performance of such person's duty to the corporation, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court shall determine :

                (2) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval; or

                (3) Of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

        (d) To the extent that an agent of the corporation has been successful on the merits in defense of any proceeding referred to in subdivision (b) or (c) or in defense of any claim, issue or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

        (e) Except as provided in subdivision (d), any indemnification under this section shall be made by the corporation only if authorized in the specific case, upon a determination that indemnification of the agent is proper in the- :circumstances because the agent has met the applicable standard of conduct set forth in subdivision (b) or (c), by:

                (1) A majority vote of a quorum consisting of directors who are not parties to such proceeding:

                (2) Approval or ratification by the affirmative vote of a majority of the shares of the corporation represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) or by the written consent of holders of a majority of the outstanding shares entitled to vote. For such purpose, the shares owned by the person to be indemnified shall not be considered outstanding or entitled to vote thereon; or

                (3) The court in which such proceeding is or was pending upon application made by the corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent or attorney or other person is opposed by the corporation.

        (f) Expenses incurred in defending any proceeding may be advanced by the corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the agent to repay such amount unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in this section.

        (g) Nothing contained in this section shall affect any right to indemnification to which persons other than directors and officers of the corporation or any subsidiary thereof may be entitled by contract or otherwise.

        (h) No indemnification or advance shall be made under this section, except as provided in subdivision (d) or subdivision (e)(3), in any circumstance where it appears:

                (1) That it would be inconsistent with a provision of the articles of incorporation, a resolution of the shareholders or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification: or

                (2) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

        (i) Upon and in the event of a determination by the board of directors of the corporation to purchase such insurance, the corporation shall purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not the corporation would have the power to indemnify the agent against such liability under the provisions of this Section or otherwise.

        (j) This section does not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent as defined in subdivision (a) of the corporation. The corporation shall have the power to indemnify such trustee, investment manager or other fiduciary to the extent permitted by subdivision (f) of Section 207 of the California General Corporation Law.

                                  ARTICLE SIX
                              RECORDS AND REPORTS
                              -------------------

        SECTION 6.01.  MAINTENANCE AND INSPECTION OF SHARE REGISTER.  The
                       ---------------------------------------------
corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the Board of Directors, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

        A shareholder or shareholders of the corporation holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation or holding at least one percent (1%) of such voting shares and having filed a Schedule 14B with the Securities and Exchange Commission relating to the election of directors of the corporation may
(i) inspect and copy the records of shareholders' names and addresses and shareholdings during usual business hours on five days prior written demand on the corporation, and (ii) obtain from the transfer agent of the corporation, on written demand and on the tender of such transfer agent's usual charges for such list, a list of the shareholders' names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which that list has been compiled or as of a date specified by the shareholder after the date of demand. This list shall be made available to any such shareholder by the transfer agent on or before the later of five (5) days after the demand is received or the date specified in the demand as the date as of which the list is to be compiled.

        The record of shareholders shall also be open to inspection on the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. Any inspection and copying under this Section 6.01 may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making the demand.

        SECTION 6.02.  MAINTENANCE AND INSPECTION OF BYLAWS.  The corporation
                       -------------------------------------
shall keep at its principal executive office, or if its principal executive office is not in the State of California, at its principal business office in this state, the original or a copy of the Bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. .

        SECTION 6.03.  MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS.
                       ------------------------------------------------------
The accounting books and records and minutes of proceedings of the shareholders and the Board of Directors and any committee or committees of the Board of Directors shall be kept at such place or places designated by the Board of Directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books shall be kept either in written form or in any other form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts.

        SECTION 6.04.  INSPECTION BY DIRECTORS.  Every director shall have the
                       ------------------------
absolute right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the corporation and each of its subsidiary corporations. This inspection by a director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

        SECTION 6.05.  ANNUAL REPORT.  The Board of Directors of the Corporation
                       --------------
shall cause an annual report to be sent to shareholders at least fifteen (15) days prior to the annual meeting of shareholders but not later than 120 days after the close of the fiscal year in accordance with the provisions of the General Corporation Law.

        SECTION 6.06.  FINANCIAL STATEMENTS.  A copy of any annual financial
                       ---------------------
statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve
(12) months and each such statement shall be exhibited at all reasonable times to any shareholder demanding an examination of any such statement or a copy shall be mailed to any such shareholder.

        If a shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of stock of the corporation makes a written request to the corporation for an income statement of the corporation for the three-month, six-month or nine-month period of the then current fiscal year ended more than thirty (30) days before the date of the request, and a balance sheet of the corporation as of the end of that period, the chief financial officer shall cause that statement to be prepared, if not already prepared, and shall deliver personally or mail that statement or statements to the person making the request within thirty (30) days after the receipt of the request. If the corporation has not sent to the shareholders its annual report for the last fiscal year, this report shall likewise be delivered or mailed to the shareholder or shareholders within thirty (30) days after the request.

        The corporation shall also, on the written request of any shareholder, mail to the shareholder a copy of the last annual, semi-annual, or quarterly income statement which it has prepared, and a balance sheet as of the end of that Period.

        SECTION 6.07.  ANNUAL STATEMENT OF GENERAL INFORMATION.  The corporation
                       ----------------------------------------
shall, each year during the calendar month in which its Articles of Incorporation originally were filed with the California Secretary of State, or during the preceding five (5) calendar months, file with the Secretary of State, on the prescribed form, a statement setting forth the authorized number of directors, the names and complete business or residence addresses of all incumbent directors, the number of vacancies (if any) on the Board of Directors, the names and complete business or residence addresses of the chief executive officer, secretary, and chief financial officer, the street address of its principal executive office or principal business office in this state, and the general type of business constituting the principal business activity of the corporation, together with a designation of the agent of the corporation for the purpose of service of process, all in compliance with section 1502 of the California General Corporation Law.

                                 ARTICLE SEVEN
                           GENERAL CORPORATE MATTERS
                           -------------------------

        SECTION 7.01.  CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS.  All checks,
                       ------------------------------------------
drafts, or other orders for payment of money, notes, or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

        SECTION 7.02.  CORPORATE CONTRACTS AND INSTRUMENTS HOW EXECUTED.  The
                       -------------------------------------------------
Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and this authority may be general or confined to specific instances; and, unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent, or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

        SECTION 7.03.  REPRESENTATION OF SHARES OF OTHER CORPORATIONS.  The
                       -----------------------------------------------
chairman of the board, president or any vice president, or any other person authorized by resolution of the Board of Directors, are authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority herein granted to said officers to vote or represent on behalf of this corporation any and all shares held by this corporation in any other corporation or corporations may be exercised either by such officers in person or by any other person authorized to do so by proxy or power of attorney duly executed by these officers.

        SECTION 7.04.  CERTIFICATES FOR SHARES. A certificate or certificates
                       ------------------------
for shares of the capital stock of the corporation shall be issued to each shareholder when any of these shares are fully paid, and the Board of Directors may authorize the issuance of certificates or shares as partly paid provided that these certificates shall state the amount of the consideration to be paid for them and the amount paid. All certificates shall be signed in the name of the corporation by the chairman of the board or vice chairman of the board or the president or vice president and by the chief financial officer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder.
Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that officer, transfer agent, or registrar before that certificate is issued, it may be issued by the corporation with the same effect as if that person were an officer, transfer agent, or registrar at the date of issue. Any certificate issued by the corporation shall contain such legends or other statements as may be required by the California General Corporation Law, the Corporate Securities Law of 1968, federal or other state securities laws, and any agreement between the corporation and the issues thereof.

        SECTION 7.05.  LOST CERTIFICATES.  Except as provided in this Section
                       ------------------
7.04, no new certificates for shares shall be issued to replace an old certificate unless the latter is surrendered to the corporation and cancelled at the same time. The Board of Directors may, in case any share certificate or certificate for any other security is lost, stolen, or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the board may require, including provision for indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability on account of the alleged loss, theft, or destruction of the certificate or the issuance of the replacement certificate. In the event of the issuance of a new certificate, the rights and liabilities of the corporation, and of the holders of the old and new certificates, shall be governed by the provisions of Sections 8104 and 8405 of the California Commercial Code.

        SECTION 7.06.  VALIDITY OF SHARE TRANSFERS.  Shares of the corporation
                       ----------------------------
may be transferred by endorsement by the signature of the owner, his agent, attorney, or legal representative, and the delivery of the certificate; but such transfer is not valid, except as to the parties thereto, until the same is so entered upon the books of the corporation so as to show the names of the parties by

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

whom and to whom transferred, the number of the certificate, and the number or designation of the shares and the date of the transfer, and until the old certificates are surrendered and cancelled. The transferee in any transfer of shares shall be deemed to have full notice of, and to consent to, the Bylaws of the corporation to the same extent as if he had signed a written assent thereto.

        SECTION 7.07.  CONSTRUCTION AND DEFINITIONS.  Unless the context
                       -----------------------------
requires otherwise, the general provisions, rules of construction, and definitions in the California General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

                                 ARTICLE EIGHT
                                  AMENDMENTS
                                  ----------

        SECTION 8.01.  AMENDMENT BY SHAREHOLDERS.  New Bylaws may be adopted or
                       --------------------------
these Bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the articles of incorporation of the corporation set forth the number of authorized directors of the corporation, the authorized number of directors may be changed only by an amendment of the articles of incorporation.

        SECTION 8.02.  AMENDMENT BY DIRECTORS.  Subject to the rights of the
                       -----------------------
shareholders as provided in Section 8.01 of this Article Eight, bylaws, other than a Bylaw or an amendment of a Bylaw changing the fixed number of directors or the maximum or minimum number or changing from a fixed to a variable board or vice versa, may be adopted, amended, or repealed by the Board of Directors.

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